Silvergate Capital Corporation 4Q22 EARNINGS PRESENTATION JANUARY 17, 2023 Exhibit 99.2

2 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s periodic and current reports filed with the U.S. Securities and Exchange Commission (“SEC”). Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing war in Ukraine; the magnitude and duration of the COVID-19 pandemic and related variants and mutations and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; the transition away from USD LIBOR and uncertainty regarding potential alternative reference rates, including SOFR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, digital currencies and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; and other factors that may affect our future results. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to the investor relations section of the Company's website at https://ir.silvergatebank.com. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. GAAP refers to generally accepted accounting principles in the United States. These non-GAAP financial measures are in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Pursuant to the requirements of Regulation G, Silvergate has provided reconciliations within this presentation, as necessary, of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Please see the Appendix for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents. Silvergate “Silvergate Bank” and its logos and other trademarks referred to and included in this presentation belong to us. Solely for convenience, we refer to our trademarks in this presentation without the ® or the ™ or symbols, but such references are not intended to indicate that we will not fully assert under applicable law our trademark rights. Other service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks. In this presentation, we refer to Silvergate Capital Corporation as “Silvergate” or the “Company” and to Silvergate Bank as the “Bank”.

3 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: • As a result of a crisis of confidence across the digital asset industry, many industry participants shifted to a risk-off position across digital asset trading platforms • In turn, total deposits from digital asset customers declined to $3.8 billion at December 31, 2022, compared to $11.9 billion at September 30, 2022 • We utilized wholesale funding to satisfy outflows, and subsequently, sold debt securities to accommodate sustained lower deposit levels and maintain a highly liquid balance sheet • Transfer volume on the Silvergate Exchange Network (“SEN”) was $117 billion, an increase of 4% on a sequential basis • We are taking several decisive actions to ensure our business remains resilient, which include: ◦ Offboarding certain non-core customers and eliminating a portion of our product portfolio ◦ Reducing our workforce by approximately 200 people, or 40% ◦ Taking an impairment charge of $196 million on developed technology assets purchased from Diem Group KEY COMMENTARY KEY METRICS (1) Non-GAAP financial measure. Refer to our non-GAAP reconciliations at the end of this presentation. Fourth quarter 2022 commentary 5.36% Tier 1 Leverage Ratio $12.93 Book Value per Common Share $(1.0)B Net Loss Attributable to Common Shareholders $15.1M Adjusted Net Income Available to Common Shareholders(1) $(33.16) Diluted EPS $0.48 Adjusted Earnings per Diluted share(1)

4 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: SEN platform metrics DIGITAL ASSET CUSTOMERS 1,381 1,503 1,585 1,677 1,620 4Q21 1Q22 2Q22 3Q22 4Q22 $219 $142 $191 $113 $117 4Q21 1Q22 2Q22 3Q22 4Q22 $9.3 $8.9 $8.8 $7.9 $6.6 4Q21 1Q22 2Q22 3Q22 4Q22 $571 $1,070 $1,367 $1,493 $1,150 4Q21 1Q22 2Q22 3Q22 4Q22 Note: Transaction revenue represents fee income from digital asset customers. SEN Leverage balances reflect total commitments. ($ in billions) ($ in millions)($ in millions) SEN TRANSFERS SEN LEVERAGETRANSACTION REVENUE

Digital asset deposits


DIGITAL ASSET DEPOSIT TRENDS
($ in billions)
$16.0
$13.3
$10.2
$16.2
$14.7
$13.2
$17.6
$13.8
$12.6
$14.0
$12.0
$11.1
$11.9
$7.3
$3.5
4Q21
1Q22
2Q22
3Q22
4Q22
High and low digital asset deposits
Average digital asset deposits

COMMENTARY

- As a result of the crisis of confidence across the digital asset industry, average digital asset deposits declined sequentially and year-over-year
- The annualized cost of digital asset deposits was 0.00% in 4Q22, in line with the Company's low-cost digital asset deposit strategy

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6 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: Real estate and other 18.1% Mortgage warehouse 30.8% SEN Leverage 51.1% Asset composition and net interest income SECURITIES COMPOSITION – 51% OF TOTAL ASSETS LOAN COMPOSITION – 5% OF TOTAL ASSETS Note: Data as of December 31, 2022. Securities average yield is for 4Q22. Yields and net interest margin have been annualized. 2022 periods are not presented on a taxable equivalent basis due to losses incurred in 2022. Residential (MBS/CMO) 46.6% Commercial (MBS/CMO) 22.6% U.S. treasuries 10.6% U.S. agency securities 20.2% $5.7B Yield: 2.61% $0.6B Yield: 7.69% $38.2 $50.5 $70.5 $80.9 $53.7 1.11% 1.27% 1.85% 2.21% 1.54% Net interest income before provision, as reported Net interest margin (taxable equivalent basis for 4Q21 only) 4Q21 1Q22 2Q22 3Q22 4Q22 NET INTEREST INCOME AND MARGIN ($ in millions) COMMENTARY ▪ Highly liquid balance sheet with cash and cash equivalents of $4.6 billion, in excess of digital asset deposits ▪ All securities are U.S. government or agency- backed and available for sale ▪ 86% of interest earning assets are adjustable rate ▪ 35% of interest earning assets are hedged to mitigate interest rate risk Securities 51% Loans 5% Cash 40% Other 4% $11.4B ASSET ALLOCATION

7 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: Noninterest income (loss) $11.1 $9.5 $9.2 $8.5 $7.2 $9.3 $8.9 $8.8 $7.9 $6.6 $1.7 $0.5 $0.5 $0.5 $0.7 Other noninterest income, net Fee income from digital asset customers 4Q21 1Q22 2Q22 3Q22 4Q22 ADJUSTED NONINTEREST INCOME(1) ($ in millions) COMMENTARY ▪ Adjusted noninterest income excludes $885.8M loss on securities, and $8.7M loss on sale of derivatives ▪ Fee income from digital currency customers down compared to the prior quarter as a result of a challenging digital asset ecosystem Note: Totals may not foot due to rounding. (1) Non-GAAP financial measure. Refer to our non-GAAP reconciliations at the end of this presentation. 4Q21 1Q22 2Q22 3Q22 4Q22 GAAP NONINTEREST INCOME (LOSS) $11.1 $9.5 $9.2 $8.5 $(887.3)

8 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: $25.7 $28.0 $30.6 $33.2 $38.6 $13.8 $15.5 $16.4 $19.6 $23.0 $1.9 $2.8 $3.0 $3.2 $3.3 $3.0 $3.0 $6.3 $4.3 $6.1 $7.0 $6.8 $4.9 $6.0 $6.1 Salaries/employee benefits Communications/data Professional services Other 4Q21 1Q22 2Q22 3Q22 4Q22 Noninterest expense Note: Totals may not foot due to rounding. (1) Non-GAAP financial measure. Refer to our non-GAAP reconciliations at the end of this presentation. COMMENTARY ▪ Adjusted noninterest expense excludes $196.2M impairment of intangible assets and $3.7M restructuring charges ▪ Expect to incur restructuring charges of approximately $8.1M, the majority of which will be incurred in 1Q23, related to recently announced reduction in force ▪ Cost savings associated with the reduction in force estimated to be $7 million to $8 million per quarter $25.7 $28.0 $30.6 $33.2 $238.5 ($ in millions) ADJUSTED NONINTEREST EXPENSE(1) GAAP NONINTEREST EXPENSE 4Q21 1Q22 2Q22 3Q22 4Q22 ($ in millions)

Appendix

10 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: Non-GAAP financial measures The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. This earnings release includes certain non-GAAP financial measures for the periods presented below in order to present our results of operations for that period on a basis consistent with our historical operations. Management believes that these non-GAAP financial measures provide useful information to investors that is supplementary to the Company’s financial condition, results of operations and cash flows computed in accordance with GAAP. During the fourth quarter of 2022, the digital asset industry experienced a transformational shift, with significant over-leverage in the industry, leading to several high-profile bankruptcies. These dynamics led to a crisis of confidence across the ecosystem and led many industry participants to shift deposits away from digital asset trading platforms. The Company saw significant outflows of deposits during the quarter and took several actions to maintain cash liquidity, which included utilizing wholesale funding and subsequently sold debt securities to accommodate the sustained lower deposit levels and maintain its highly liquid balance sheet. This restructuring of the Company’s balance sheet led to the decision to reduce its expense base going forward by significantly reducing its workforce. The following adjustments represent the impact of these actions in response to the events that occurred in the fourth quarter of 2022 and are considered infrequent in nature. The likelihood that these charges will occur in subsequent periods may depend on deposit levels and customer behavior. Loss on securities: The Company sold securities in order to manage liquidity and recognized net losses related to the declines in market values relative to amortized cost. In addition, an other than temporary impairment charge was recorded for securities that the Company will more likely than not be required to sell before recovery of its amortized cost basis. Loss on derivatives: In conjunction with the securities sales the Company, de-designated and sold certain related derivatives hedging fair value of securities and realized net losses on the change in fair value on the derivative instruments related to the timing of the sales of derivatives. Restructuring charges: Restructuring charges includes direct costs related to reduction in force efforts or other exit and disposal activities, such as decisions to no longer provide certain products. Costs related to reduction in force actions primarily consist of one-time termination benefits for affected employees including severance payments, employee benefit payments, accelerated stock-based compensation expense and other related costs, such as job placement services and legal costs. Impairment of intangible assets: In January 2022, the Company purchased certain developed technology assets related to running a block-chain-based payment network. In the fourth quarter of 2022, the Company determined that based on recent changes in market conditions of the digital asset industry, the likelihood of the launch of a blockchain-based payment solution was no longer imminent. The Company performed an impairment analysis and took an impairment charge of $196.2 million. Income taxes: The tax effect adjustment below was determined by calculating the estimated annual effective tax rate on adjusted income before income taxes and applying the rate to pre- tax income. The difference between the estimated income tax and the income tax expense or benefit as reported was included as a tax effect adjustment. Adjusted diluted shares: Adjusted earnings per diluted share is calculated by dividing adjusted net income available to common shareholders by the weighted average common shares outstanding adjusted for the dilutive effects of all potential shares of common stock. In periods where a net loss attributable to common shareholders was reported, the diluted shares were the same as basic shares because the effects of potentially dilutive shares were anti-dilutive.

11 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: Reconciliation of non-GAAP financial measures 4Q21 1Q22 2Q22 3Q22 4Q22 (In thousands, except per share data) Noninterest income (loss) Noninterest income (loss), as reported $ 11,055 $ 9,450 $ 9,214 $ 8,454 $ (887,267) Adjustments: Loss on securities, net — — — — 885,807 Loss on derivatives, net — — — — 8,699 Adjusted noninterest income 11,055 9,450 9,214 8,454 7,239 Noninterest expense Noninterest expense, as reported $ 25,656 $ 28,018 $ 30,552 $ 33,153 $ 238,492 Adjustments: Impairment of intangible assets — — — — (196,223) Restructuring charges — — — — (3,704) Adjusted noninterest expense 25,656 28,018 30,552 33,153 38,565 Net income (loss) attributable to common shareholders Net income (loss) attributable to common shareholders, as reported $ 18,375 $ 24,698 $ 35,917 $ 40,640 $ (1,049,917) Adjustments: Loss on securities, net — — — — 885,807 Loss on derivatives, net — — — — 8,699 Impairment of intangible assets — — — — 196,223 Restructuring charges — — — — 3,704 Tax effect(1) — — — — (29,392) Adjusted net income available to common shareholders $ 18,375 $ 24,698 $ 35,917 $ 40,640 $ 15,124 Earnings (loss) per diluted share Earnings (loss) per diluted share, as reported $ 0.66 $ 0.79 $ 1.13 $ 1.28 $ (33.16) Adjusted net income available to common shareholders $ 18,375 $ 24,698 $ 35,917 $ 40,640 $ 15,124 Weighted average common shares outstanding: Diluted shares, as reported 27,744 31,401 31,799 31,803 31,663 Add: Diluted effects of stock-based awards — — — — 104 Adjusted fully diluted shares 27,744 31,401 31,799 31,803 31,767 Adjusted earnings per diluted share $ 0.66 $ 0.79 $ 1.13 $ 1.28 $ 0.48 ______________________ (1) Amount represents the total income tax adjustment needed to calculate an effective income tax rate on adjusted income before income taxes of 22.1%. See “Non-GAAP Financial Measures” in our fourth quarter 2022 earnings release for more information